Supplement Dated September 16, 2019
To The Prospectus Dated April 29, 2019

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Sub-Adviser Addition for the JNL Multi-Manager Small Cap Value Fund

On September 4-6, 2019, the Board of Trustees (the “Board”) of the JNL Series Trust (the “Trust”) approved the appointment of Reinhart Partners, Inc. (“Reinhart”) as a sub-adviser for a new strategy, or sleeve, within the JNL Multi-Manager Small Cap Value Fund (the “Fund”).  Effective October 14, 2019, Reinhart will provide day-to-day management for a new strategy within the Fund (the “Reinhart Strategy”).  There are no changes to the other sub-advisers who manage additional strategies within the Fund as a result of the appointment of Reinhart as a sub-adviser to the Fund.  Contract owners will be sent an Information Statement containing additional information regarding the sub-adviser addition for the Reinhart Strategy within the Fund. The sub-adviser addition is not subject to shareholder approval.

Sub-Adviser Addition for the JNL Multi-Manager Small Cap Growth Fund

On September 4-6, 2019, the Board of Trustees (the “Board”) of the JNL Series Trust (the “Trust”) approved the appointment of WCM Investment Management, LLC (“WCM”) as a sub-adviser for a new strategy, or sleeve, within the JNL Multi-Manager Small Cap Growth Fund (the “Fund”).  Effective October 14, 2019, WCM will provide day-to-day management for a new strategy within the Fund (the “WCM Strategy”).  There are no changes to the other sub-advisers who manage additional strategies within the Fund as a result of the appointment of WCM as a sub-adviser to the Fund.  Contract owners will be sent an Information Statement containing additional information regarding the sub-adviser addition for the WCM Strategy within the Fund. The sub-adviser addition is not subject to shareholder approval.

This Supplement is dated September 16, 2019.